
Black Diamond, Inc.
ROADSHOW
February 2012
NASDAQ | BDE

FORWARD LOOKING STATEMENTS

Black Diamond, Inc.

Please note that in this presentation we may use words such as "appears," "anticipates," "believes," "plans," "expects," "intends," "future," and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this presentation include, but are not limited to, the overall level of consumer spending on our products; general economic conditions and other factors affecting consumer confidence; disruption and volatility in the global capital and credit markets; the financial strength of the Company's customers; the Company's ability to implement its growth strategy; the Company's ability to successfully integrate and grow acquisitions; the Company's ability to maintain the strength and security of its information technology systems; stability of the Company's manufacturing facilities and foreign suppliers; the Company's ability to protect trademarks and other intellectual property rights; fluctuations in the price, availability and quality of raw materials and contracted products; foreign currency fluctuations; our ability to utilize our net operating loss carryforwards; and legal, regulatory, political and economic risks in international markets. More information on potential factors that could affect the Company's financial results is included from time to time in the Company's public reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to Black Diamond as of the date of this presentation, and speak only as the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation.

POWERFUL COMBINATION: MAY 2010

Black Diamond, Inc.

- Instituted highly experienced Board of Directors
- Developed and implemented 5-year strategic plan
- Integrated Gregory with all objectives achieved
- Generated consistent double-digit quarterly growth

Black Diamond

- One of the most pristine and globally recognized brands in the space
- Products for climbers, mountaineers and skiers as well as aspirational outdoor enthusiasts
- Heritage dates back to 1957

GREGORY

- Premier technical backpacking and mountaineering products, outdoor-inspired lifestyle packs and accessories
- Founded in 1977 and acquired by Kanders and Schiller in 2008

CLARUS

- Public company with ~$81 million of cash, cash equivalents and marketable securities as of March 31, 2010
- ~$231 million accumulated Net Operating Losses ("NOLs") as of March 31, 2010 available to offset taxable income ($226 million as of December 31, 2010)

INVESTMENT HIGHLIGHTS

- Authentic Portfolio of Iconic Lifestyle Brands
- Industry Leading Product Innovation and Development Capabilities
- Broad Product, Channel and Geographic Diversification
- Scalable Global Operating Platform
- Significant Growth Opportunities
- Experienced and Incentivized Management Team
- Efficient Capital Structure

Black Diamond

Heritage: **1957**

Target Customers:
Climbers, Mountaineers and Skiers

Awards:

GREGORY

Founded: **1977**

Target Customers:
Backpackers and Mountaineers

Awards:

Black Diamond, Inc.

ARMOR HOLDINGS CASE STUDY

Black Diamond, Inc.

Background & Overview

- Industry characteristics
  - Favorable market trends
  - Highly fragmented
- Under the leadership of Warren Kanders and Rob Schiller, Armor completed in excess of 30 acquisitions over the course of 12 years
- In July of 2007, BAE Systems acquired Armor Holdings for $3.1 billion (2)

Financial Highlights (1)



Sales
($ in millions)
$78
$97
$157
$221
$292
$305
$365
$960
$1,637
$2,361
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006



Market Cap
($ in millions)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Sale to BAE Systems, Inc. for $3.1 billion in July 2007
Oct-99
May-01
Nov-02
Jun-04
Jan-06
Jul-07

(1) Source: FactSet Research Systems.
(2) Represents total consideration to shareholders. Total Gross Transaction Value was approximately $4.2 billion.

HIGHLY FAVORABLE MARKET OPPORTUNITY

Black Diamond, Inc.

Outdoor Sector Highlights

- Large and Growing Global Industry with Numerous Favorable Trends
  - Health/wellness and environmentalism embodied in active outdoor lifestyle
  - Penchant for travel and outdoor exploration, particularly among baby-boomers
  - U.S. outdoor participation has grown 56% since 2006 (1)
  - Sales of outdoor products in the U.S. reached $7.7 billion for the nine months ended October 30th, 2011, up 6.3% from same period last year (1)
  - European market believed to be significantly larger than U.S. (2)
- Convergence of Function and Fashion
- Growth and Exposure of Key Retail Partners
- Numerous Entrepreneurial and Innovative Brands that Would Benefit from Black Diamond, Inc. Platform

BDE Represents a Unique "Pure-Play" in the Outdoor Space

(1) Represents current Black Diamond, Inc. target markets; Source: Outdoor Recreation Participation Report 2011, Outdoor Industry Association, SportsScanInfo for OIA Vantage Point
(2) Company estimate

WHO WE ARE…

- Leading global designer and manufacturer of innovative active outdoor performance products
- Double digit top-line growth at Black Diamond Equipment since 1990

VISION:

To be one with the sports we serve, absolutely indistinguishable from them

MISSION:

To profitably design, manufacture, and bring to market innovative and technical products of high quality, high performance and exemplary durability that are targeted toward our primary customers – climbers, mountaineers and off-piste skiers

CONSTRUCT:

Passion and Intimacy – gets us up in the morning

Innovation – drives us (in all we do)

Efficiency – sustains us

Value and Service – implicit in all we do

Style – the means by which we accomplish our goals is as important as what we accomplish

Black Diamond, Inc.

Black Diamond Equipment Historical Sales Growth (1)



14% CAGR
$7
$8
$9
$12
$18
$20
$20
$22
$24
$26
$30
$33
$36
$42
$45
$50
$56
$64
$78
$84
$92
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

(1) For financial reporting purposes, Black Diamond Equipment is treated as the Company's predecessor. Sales for all years prior to 2010 are the predecessor's. Sales in 2010 reflect the predecessor's eleven month results ending May 28, 2010 and Black Diamond Equipment's June 2010 results as part of the Company.

OUR CULTURE DEFINES OUR PRODUCTS AND ICONIC BRANDS

Black Diamond, Inc.

Company of Passionate Users

- Our employees are our most discerning customers and demand the most innovative, consistent products
- Our passion for and intimacy with the sports we serve helps to drive innovation



High Performance Products

- Our brands and products are synonymous with performance, innovation, durability and safety


Black Diamond


GREGORY.

INDUSTRY LEADING PRODUCT INNOVATION AND DEVELOPMENT CAPABILITIES

- Legacy of redefining the categories in which we enter
- Strong track record of technical innovation and production development
- Portfolio of over 70 patents [(1)]
- Product development strives to elevate personal performance, safety and comfort
- Vertically integrated design and development process provides competitive advantage
- Key technical, highly engineered products manufactured in-house



Marquee Introductions
Spot
Z-Pole ®
Gridlock ®
Factor ®
Contoured Glove

(1) Some patents are pending.

DIVERSIFIED BUSINESS MODEL

Category


Ski
Mountain
Climb

- No specific product category accounts for more than 15% of sales

Geography


ROW
North America
Europe

- Significant global presence – in over 50 countries
- More than 50% of sales from outside the U.S.
- Rapid growth in Asia

Season


Fall / Winter
Spring / Summer

- Seasonal diversification of business
- Front and center with retailer and customer year round
- We do not take returns

Distribution

- Broad distribution platform across multiple channels
- ~4,700 retail doors globally
- Focused on specialty retail stores including REI, Mountain Equipment Co-Op, Eastern Mountain Sports, backcountry.com

Black Diamond, Inc.

Note: Charts reflect fiscal year 2010 revenue statistics – Pro forma for the year ended December 31, 2010 assuming the acquisition of Black Diamond Equipment and Gregory Mountain Products by Clarus Corporation had occurred on January 1, 2010.

SCALABLE GLOBAL OPERATING PLATFORM

Black Diamond, Inc.



SALT LAKE CITY, UT
Headquarters, sales & marketing, manufacturing & distribution center
300+ employees
JAPAN
Sales & marketing
3 employees
CALEXICO, CA
Production
~35 employees
BASEL, SWITZERLAND
Sales & marketing, distribution
45+ employees
ZHUHAI, CHINA
Manufacturing & distribution
165+ employees
Manufacturing / Production
Distribution
Sales and Marketing

40+ International Distributors - Retail stores: Salt Lake City, Tokyo, Seoul

INCENTIVIZED AND EXPERIENCED MANAGEMENT TEAM AND BOARD OF DIRECTORS

Black Diamond, Inc.

Management Team

NAME & TITLE	YEARS AT BDE	RELEVANT PRIOR EXPERIENCE
Peter Metcalf *President and CEO*	29	Co-Founded Black Diamond Equipment, Ltd. in 1989 Pioneer Alaskan alpinist
Robert Peay *CFO, Secretary and Treasurer*	15	Public accounting with Arthur Andersen
Ryan Gellert *President, BD Equipment*	10	Led creation of BD Asia & managed first 4 years; Lifetime adventure climber/surfer, MBA & JD, University of Utah
Billy Kulczycki *Gregory Brand President*	1	Former CEO and SVP of Global Sales at Filson Former SVP of Sales & Marketing at Patagonia
Christian Jaeggi *Head of BD Europe*	15	Led creation of BD Europe Former Export Manager of Mammut
Mark Ritchie *VP, Global Operations*	17	Former U.S. Whitewater Team member Operations Visionary
Chris Grover *VP, Sales*	17	1990's leader in the creation of indoor climbing in America; American sport climbing pioneer
Scott Carlson *VP, Acquisitions & Integration*	20	Former CFO/CIO of BDEL Former VP of Finance at Skullcandy
Adam Chamberlain *VP, Marketing*	6	Former Marketing Category Director at Patagonia SVP, International Sales at Patagonia

Board of Directors

NAME & TITLE
Warren B. Kanders *Executive Chairman*
Robert Schiller *Executive Vice Chairman*
Peter Metcalf *President and CEO*
Philip N. Duff *Director*
Michael A. Henning *Director*
Donald L. House *Director*
Nicholas Sokolow *Director*

The Management Team and Board of Directors Collectively Own Approximately 40% of the Company [(1)]

1. Per the Company's DEF 14A filed April 29, 2011.

GROWTH OPPORTUNITIES

Black Diamond, Inc.

Service and Grow Existing Retail Accounts	♦ Opportunity to grow with key retail partners including REI, EMS, MEC and Backcountry.com ♦ Build existing and new relationships through multiple corporate initiatives
Introduce New Product Technologies	♦ Continued double-digit growth driven by future product innovation
Grow into New Categories	♦ Significant investment in technical outdoor apparel initiative ♦ Apparel expected to launch Fall 2013
Broaden Distribution and Elevate Brand	♦ Large European and Asian market opportunity ♦ Bring international distribution in-house
Pursue Selected Outdoor Acquisitions	♦ Highly fragmented industry ♦ Opportunity to take brands to next level

LEVERAGE RETAIL SECTOR GROWTH

Black Diamond, Inc.

- Outdoor specialty retailers have shown considerable growth in recent years
  - Recreational Equipment, Inc. (REI), our largest customer, has increased its store count by 60% in the last 5 years [1]
  - 39,000 sq. ft. REI SoHo opened in December 2011; first NYC location
  - Awarded REI's 2011 "Vendor of the Year" award for the camping category
- We are well poised to capitalize on retail sector growth and increased exposure
  - Longstanding relationships with key retail partners
  - Substantial sales floor presence
  - Visual merchandising initiatives
  - Acquisitions to extend category reach

BD Products Command Substantial Floor Space



Camping
Footwear & Accessories
Cycle
Ski
Gloves & Mittens
Paddle
Cashier
Climb
Travel & Backcountry Gear
Entrance

(1) REI Annual Report for the year ended December 31, 2010.
(2) REI website

INTRODUCE NEW PRODUCT TECHNOLOGIES

Black Diamond, Inc.

- Continue to redefine the categories through which we enter
- Seek out opportunities that meet a specific technical need of our passionate consumer base
- Solid pipeline of initiatives across multiple categories

Current Examples of Innovation



Magnetron:
Uses the power of magnetic fields to reinvent the locking carabiner



Cayenne Heated Glove:
Utilizes a built in heater to set exact amount of warmth



Carbon Megawatt:
The ultimate backcountry powder ski

OUR APPAREL INITIATIVE

Black Diamond, Inc.

- First apparel line launch expected in Fall 2013
    - Significant recent hires to meet timing objective
    - Partnering with specialty retail to fill a void in the marketplace
    - Leverage intimate understanding of fit, performance, style and aesthetics
    - History and experience in innovation in ski boots, gloves and headlamps

- Targeting $250 million long-term opportunity by 2020
- Category expected to generate higher gross margin
- Significant progress with key retailers and suppliers/manufacturers of textiles and technical materials

Significant Recent Hires		
Name	**Position**	**Background**
Tim Bantle	Director of Apparel	patagonia
Ajay Badiga	Director of Sourcing & Development, Apparel	SPORTS AUTHORITY
Bob Jones	Director of Direct-To-Consumer Sales	ORVIS
Cheryl Knopp	Design Lead of Apparel	ARC'TERYX
Brian Mecham	Director of N.A. Sales	patagonia
Jeff Nash	VP of Engineering	THE NORTH FACE
Saskia Stock	Marketing Director of Europe	cannondale
Walter Wilhelm	VP of Business Process	ARC'TERYX

BROADEN DISTRIBUTION AND ELEVATE BRAND

- European market highly fragmented with no clear cross-border leader
- Significant opportunity to elevate the brand across the continent through investments in marketing and merchandising
- Asian consumers rapidly adopting outdoor and adventure recreation lifestyle
  - Continue to capture market momentum in Asia


BD locations


CY 2010 Sales ($ in mm) (2)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$3,205 (2)
$2,519 (2)
$1,831
$1,639
$1,484
$1,360 (2)
$1,249
$1,064
$125
JARDEN
(1)

Black Diamond, Inc.

(1) Pro forma for the year ended December 31, 2010 assuming the acquisition of Black Diamond Equipment and Gregory Mountain Products by Clarus Corporation had occurred on January 1, 2010.

(2) Values reflect Outdoor segments for VF Corp., Jarden and Amer Sports. Source: VF Corp., Jarden and Amer Sports respective filings.

PURSUE SELECTED OUTDOOR ACQUISITIONS

- Acquiror of choice
  - Authentic and iconic brand heritage
  - Global operating platform with universal application
  - Targets see us as a partner rather than an acquiror
- Exploring several near-term opportunities
- Also pursuing larger, strategic acquisition opportunities

Target Tuck-In/Growth Acquisition Parameters

- Revenues $25-50 million
- Gross margin accretive
- Highly technical, quality product
- Concentrated geographic strength
- Ability to protect IP
- Strong brand equity/heritage

Black Diamond, Inc.

GREGORY MOUNTAIN PRODUCTS CASE STUDY

Black Diamond, Inc.

Background & Investment Rationale

- In May 2010, Black Diamond, Inc. acquired Gregory Mountain Products, Inc. ("GMP") for $44.2 million in cash and stock
- GMP was popular in the U.S. and Asia but lacked a European presence
- GMP was quickly and efficiently incorporated into the BDE platform, achieving European distribution and credibility in less than a year
- In the first nine months of 2011, BDE recognized $1.4 million in cost savings associated with the integration of GMP

Financial Highlights

- Transaction Value: $44.2 million
- 2010 Sales: $27.8 mm (1)
- EV / Sales: 1.6x

GREGORY®

(1) 2010 Gregory sales includes sales of Gregory Mountain Products, inc. for the five months ended May 28, 2010 and sales of Gregory™ branded products for the seven months ended December 31, 2010.

BUILDING A $500 MILLION BUSINESS

- Over 50% potential organic growth through execution of base business strategy
- Acquisitions expected to contribute $250 million to top-line sales by 2015
- Apparel expected to contribute more than $250 million in sales by 2020



Growth Plan Targets
($ in millions)
$125
$125
$250
$500
$250
2010(1)
2015
2020
Organic
Acquisitions
Apparel
Incremental

Black Diamond, Inc.

(1) Pro forma for the year ended December 31, 2010 assuming the acquisition of Black Diamond Equipment and Gregory Mountain Products by Clarus Corporation had occurred on January 1, 2010.

HISTORICAL FINANCIAL PERFORMANCE

Pro Forma Sales (3)
($ in millions)



2011
Guidance
>$145M
$143.7M
$125.0M
$113.5M
2009(1)
2010(2)
LTM 9/30/11

Adj. EBITDA (4)
($ in millions)



$13.5M
$10.8M
$9.5M
2009(1)
2010(2)
LTM 9/30/11

	2009	2010	LTM 9/30/11
Adj. EBITDA Margin	8.4%	8.7%	9.4%

(1) Pro forma for the year ended December 31, 2009 assuming the acquisition of Black Diamond Equipment and Gregory Mountain Products by Clarus Corporation had occurred on January 1, 2009.

(2) Pro forma for the year ended December 31, 2010 assuming the acquisition of Black Diamond Equipment and Gregory Mountain Products by Clarus Corporation had occurred on January 1, 2010.

(3) See Appendix for a reconciliation of Sales to Pro Forma Sales.

(4) See Appendix for a reconciliation of Adjusted EBITDA to net income (loss).

Black Diamond, Inc.

OPERATING MARGINS POISED FOR GROWTH

- Significant investments in our global operating platform and R&D
  - Leverage these investments as sales grow
- Shift of sales mix to higher margin products
  - Technical apparel
- Future synergy opportunities
  - Consolidated supply, logistics, distribution and corporate functions



LTM Adjusted EBITDA Margin (1) vs. Select Peers
20.0%
15.0%
10.0%
5.0%
0.0%
16.7% (2)
14.7%
14.0%
13.3%
11.8% (2)
10.7%
10.1%
9.4%
8.2% (2)
vf
WOLVERINE
JARDEN

Black Diamond, Inc.

Source: Company filings.
Note: USD in Millions.
(1) Margins exclude stock-based compensation expense.
(2) Reflects total company margin. Outdoor segments of VF Corp., Jarden and Amer Sports have EBITDA margins (excluding corporate overhead expenses) of 22.0%, 11.5% and 11.6%, respectively. Source: VF Corp., Jarden and Amer Sports respective filings.

PRO FORMA SALES QUARTER/QUARTER [1]

Black Diamond, Inc.



$29.6M
$33.1M
11.8%
$39.1M
18.0%
$22.8M
$23.7M
4.0%
$28.3M
19.4%
$30.9M
$33.9M
9.7%
$42.0M
23.8%
$30.1M
$34.2M
13.6%
>$36.0M
>6%
Q1
Q2
Q3
Q4
2009 (2)
2010 (3)
2011
% - Denotes Y-o-Y Growth

1. See Appendix for reconciliation of Sales to Pro Forma Sales.
2. 2009 data pro forma assuming the acquisition of Black Diamond Equipment and Gregory Mountain Products by Clarus Corporation had occurred on January 1, 2009.
3. 2010 data pro forma assuming the acquisition of Black Diamond Equipment and Gregory Mountain Products by Clarus Corporation had occurred on January 1, 2010.

BALANCE SHEET SUPPORTS GROWTH

- Growth-oriented balance sheet
  - Strong cash balance
  - Revolver capacity of $10.1 million as of 9/30/2011
- Self-funded growth historically with original investment of $750k
- Offering expected to provide greater flexibility for future organic and strategic growth
- NOLs expected to protect future cash flow

Pro Forma Capitalization (1)
($ in millions)

	9/30/2011	Pro Forma 9/30/2011
Cash and Cash Equivalents	$1.7	$14.5
Revolving Credit Facility	24.9	0.0
5% Senior Sub Notes due 2017 (2)	14.8	14.8
Trademark Payable	0.6	0.6
Capital Leases	0.2	0.2
Total Debt	**$40.5**	**$15.6**
Total Debt / Adj. EBITDA	3.0x	1.2x
Adj. EBITDA (3)	$13.5	$13.5

(1) Assumes capital raise of $40 million less expenses.
(2) Reflects carrying value; face value of $22.6 million.
(3) See Appendix for reconciliation of Adjusted EBITDA to net income (loss).

Black Diamond, Inc.

NOL SUMMARY

- Net Operating Losses of $225.8 million as of December 31, 2010
- $69.5 million deferred net tax asset as of December 31, 2010
- $214 million of NOL's do not expire until 2020 and beyond
- Rights Agreement limiting the number of 5% stockholders


NOL Expiration Schedule
($ in millions)
$120
$80
$40
$0
$8
$5
$30
$50
$115
$6
$4
$2
$0
$1
$4
$2
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030

Black Diamond, Inc.

GUIDANCE AND LONG-TERM TARGETS

2011 & 2012 Guidance	
Q4 2011 Revenue	> $36 million
- YOY Growth	> 6%
2011 Revenue	> $145 million
- YOY Growth	> 16%
2012 Revenue	$160-165 million
- YOY Growth	> 10-13%
2011/2012 Gross Margins	~ 38.6%

Long-Term Targets	
Total Revenue	~$500 million by 2015
Revenue Growth Comprised of:	
- Organic Growth	$125 million
- Acquisitions	$250 million

INVESTMENT HIGHLIGHTS

Black Diamond, Inc.

- Authentic Portfolio of Iconic Lifestyle Brands
- Industry Leading Product Innovation and Development Capabilities
- Broad Product, Channel and Geographic Diversification
- Scalable Global Operating Platform
- Significant Growth Opportunities
- Experienced and Incentivized Management Team
- Efficient Capital Structure



APPENDIX: ADJUSTED EBITDA RECONCILIATION

Black Diamond, Inc.

	Three Months Ended				LTM	Pro Forma Year Ended	
	12/31/2010	3/31/2011	6/30/2011	9/30/2011	9/30/2011	12/31/2010	12/31/2009
Net Income (Loss)	($454)	$1,168	($811)	$1,007	$910	$57,146	$6
Income Tax Provision (Benefit)	(464)	500	(349)	530	217	(66,847)	5
Other, Net	(479)	(418)	(429)	702	(624)	(812)	(422)
Interest Income	(1)	(10)	(16)	(5)	(32)	(10)	0
Interest Expense	743	728	709	720	2,900	3,001	3,293
Operating Income	(655)	1,968	(896)	2,954	3,371	(7,522)	2,882
Depreciation	762	607	724	1,027	3,120	2,685	2,393
Amortization	333	332	333	333	1,331	1,331	1,317
EBITDA	$440	$2,907	$161	$4,314	$7,822	($3,506)	$6,592
Restructuring Charge	693	774	0	219	1,686	2,842	0
Merger and Integration	106	0	0	0	106	1,648	739
Transaction Costs	0	0	0	0	0	23	1,613
Non-Cash Expense of Inventory Step-Up	676	0	0	0	676	4,997	0
Non-Cash Equity Compensation	686	899	963	641	3,189	4,829	538
Adjusted EBITDA	$2,601	$4,580	$1,124	$5,174	$13,479	$10,833	$9,482

Source: Company filings.
Note: USD in thousands.

APPENDIX: PRO FORMA SALES RECONCILIATION

	3/31/2009	6/30/2009	9/30/2009	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010
Revenues as Reported	$0	$0	$0	$0	$0	$7,744	$33,946	$34,222
Revenues for Predecessor	20,788	15,219	25,555	26,583	23,657	11,286	0	0
Combined Revenues	20,788	15,219	25,555	26,583	23,657	19,030	33,946	34,222
Revenues for Gregory	8,828	7,608	5,387	3,531	9,456	4,705	0	0
Pro Forma Revenues	$29,616	$22,827	$30,942	$30,114	$33,113	$23,735	$33,946	$34,222

Source: Company filings.
Note: USD in thousands.